SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               March 1, 2001
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                    (Date of earliest event reported)



                        Staten Island Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)




         Delaware                     1-13503                   13-3958850
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)




 15 Beach Street, Staten Island, New York                           10304
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 (Address of principal executive offices)                         (Zip Code)




                               (718) 447-7900
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            (Registrant's telephone number, including area code)




                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events

     On March 1, 2001, SIB Mortgage Corp. ("SIB"), a wholly owned subsidiary of Staten Island Bancorp, Inc. (the "Company"), completed the acquisition (the "Acquisition") of selected assets of First Financial, Inc., Wellesley, Massachusetts. The Acquisition adds five offices in Massachusetts to SIB's mortgage network. On March 6, 2001, SIB completed the merger (the "Merger") of American Construction Lending Services, Inc., a wholly owned subsidiary of the Company, into SIB. The Merger is intended to increase efficiencies by eliminating duplicative functions between the two subsidiaries.

     The Company issued a press release on March 7, 2001 with respect to the Acquisition and the Merger which is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99  Press Release, dated as of March 7, 2001




















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: March 7, 2001                By:   /s/ Harry P. Doherty
                                         ------------------------------
                                         Harry P. Doherty
                                         Chairman and Chief Executive Officer




















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